Exhibit (10)(l)(13)

AMENDMENT NO. 16

TO

ALLTEL CORPORATION PROFIT-SHARING PLAN

(January 1, 1994 Restatement)

WHEREAS, ALLTEL Corporation (the "Company") maintains the ALLTEL Corporation Profit-Sharing Plan, as amended and restated effective January 1, 1994, and subsequently further amended, (the "Plan"); and

WHEREAS, the Company desires further to amend the Plan;

NOW, THEREFORE, the Company hereby amends the Plan in the respects hereinafter set forth.

  Effective with respect to Plan Years beginning after December 31, 2001, the second paragraph of Section 1.07 of the Plan is amended to provide as follows:

  In no event, however, shall the Compensation of a Participant taken into account under the Plan for a Plan Year exceed the dollar limitation under Section 401(a)(17)(A) of the Code, subject to adjustment annually as provided in Section 401(a)(17)(B) and Section 415(d) of the Code. If the compensation of a Participant is determined over a period of time that contains fewer than 12 calendar months, then the annual compensation limitation described above shall be adjusted with respect to that Participant by multiplying the annual compensation limitation in effect for the Plan Year by a fraction the numerator of which is the number of full months in the period and the denominator of which is 12.

  Effective with respect to Plan Years beginning after December 31, 2001, Section 7.01(g) of the Plan is amended to provide as follows:

    The "maximum permissible amount" shall be the lesser of:

For years beginning after December 31, 2001, the annual addition with respect to a Participant for a limitation year shall not exceed the lesser of (i) $40,000, as adjusted for increases in the cost-of-living under Section 415(d) and regulations issued thereunder of the Code or (ii) 100% of the Participant's compensation within the meaning of Section 415(c)(3) of the Code, and regulations issued thereunder for the limitation year; provided, however, that the limit in clause (i) shall be prorated for any short limitation year; or,

For years beginning prior to January 1, 2002, the annual addition with respect to a Participant for a limitation year shall in no event exceed the lesser of (i) the greater of $30,000 or 25 percent of the defined benefit dollar limitation set forth in Section 415(b)(1) of the Code in effect for the limitation year or (ii) 25 percent of the Participant's compensation, as defined in Section 415(c)(3) of the Code and regulations issued thereunder for the limitation year; provided, however, that the limit in clause (i) shall be prorated for any short limitation year.

3. Effective as of January 1, 2001, Section 9.04 of the Plan is amended by adding a new subsection (jj) at the end thereof to provide as follows:

  In determining Years of Eligibility Service for an Employee who was an employee of Benchmark Consulting International, Inc. ("Benchmark") immediately prior to August 2, 2000, and became an Employee on August 2, 2000, and who was an Employee on January 1, 2001, the Employee's period or periods of employment with Benchmark prior to August 2, 2000 that would have been taken into account under the Plan if such period or periods of employment were service with a member of the Controlled Group, shall be counted as Years of Eligibility Service. Notwithstanding any other provision of the Plan, there shall be no duplication of Years of Eligibility Service under the Plan by reason of service (or hours of service) in respect of any single period or otherwise.

4. Effective as of January 1, 2001, Section 9.04 of the Plan is amended by adding a new subsection (kk) at the end thereof to provide as follows:

  In determining Years of Eligibility Service for an Employee who was an employee of Datamatic Services, Inc. ("Datamatic") immediately prior to December 6, 2001, and became an Employee on December 6, 2000, and who was an Employee on January 1, 2001, the Employee's period or periods of employment with Datamatic prior to December 6, 2000 that would have been taken into account under the Plan if such period or periods of employment were service with a member of the Controlled Group, shall be counted as Years of Eligibility Service. Notwithstanding any other provision of the Plan, there shall be no duplication of Years of Eligibility Service under the Plan by reason of service (or hours of service) in respect of any single period or otherwise.

    5. Effective as of November 15, 2001 Section 9.04 of the Plan is amended by adding a new subsection (ll) at the end thereof to provide as follows:

    In determining Years of Eligibility Service for an Employee who was an employee of PMG Systems, Inc ("PMG") immediately prior to November 15, 2001 and became an Employee on November 15, 2001, the Employee's period or periods of employment with PMG prior to November 15, 2001 that would have been taken into account under the Plan if such period or periods of employment were service with a member of the Controlled Group, shall be counted as Years of Eligibility Service. Notwithstanding any other provision of the Plan, there shall be no duplication of Years of Eligibility Service under the Plan by reason of service (or hours of service) in respect of any single period or otherwise.

6. Effective as of January 1, 200,1 Section 9.05 of the Plan is amended by adding a new subsection (jj) at the end thereof to provide as follows:

jj.

In determining Years of Vesting Service for an Employee who was an employee of Benchmark Consulting International, Inc. ("Benchmark") immediately prior to August 2, 2000, and became an Employee on August 2, 2000, and who was an Employee on January 1, 2001, the Employee's period or periods of employment with Benchmark prior to August 2, 2000 that would have been taken into account under the Plan if such period or periods of employment were service with a member of the Controlled Group, shall be counted as Years of Vesting Service. Notwithstanding any other provision of the Plan, there shall be no duplication of Years of Vesting Service under the Plan by reason of service (or hours of service) in respect of any single period or otherwise.

    7. Effective as of January 1, 2001, Section 9.05 of the Plan is amended by adding a new subsection (kk) at the end thereof to provide as follows:

    In determining Years of Vesting Service for an Employee who was an employee of Datamatic Services, Inc. ("Datamatic") immediately prior to December 6, 2000, and became an Employee on December 6, 2000, and who was an Employee on January 1, 2001, the Employee's period or periods of employment with Datamatic prior to December 6, 2000 that would have been taken into account under the Plan if such period or periods of employment were service with a member of the Controlled Group, shall be counted as Years of Vesting Service. Notwithstanding any other provision of the Plan, there shall be no duplication of Years of Vesting Service under the Plan by reason of service (or hours of service) in respect of any single period or otherwise.

8. Effective as of November 15, 2001 Section 9.05 of the Plan is amended by adding a new subsection (ll) at the end thereof to provide as follows:

    In determining Years of Vesting Service for an Employee who was an employee of PMG Systems, Inc. ("PMG") immediately prior to November 15, 2001, and became an Employee on November 15, 2001, the Employee's period or periods of employment with PMG prior to November 15, 2001 that would have been taken into account under the Plan if such period or periods of employment were service with a member of the Controlled Group, shall be counted as Years of Vesting Service. Notwithstanding any other provision of the Plan, there shall be no duplication of Years of Vesting Service under the Plan by reason of service (or hours of service) in respect of any single period or otherwise.

9. Effective as of November 15, 2001, Section 13.05 of the Plan is amended by adding a new subsection (rr) at the end thereof to provide as follows:

(rr) Each person who

(i) was an active employee of PMG Systems, Inc. ("PMG") and became an Employee on November 15, 2001;

(ii) met the eligibility requirements to become a Participant on or before the last day of the 2001 Plan Year; and

(iii) is not otherwise eligible for an allocation of Employer Contribution for the 2001 Plan Year under Section 13.04;

shall receive an allocation of Employer Contribution for the 2001 Plan Year as provided in this subsection (rr), if the Participant is credited with at least such number of Hours of Service as the number determined by multiplying 1,000 by a fraction the numerator of which is the number of days of employment with the Controlled Group completed by the Participant in the 2001 Plan Year and the denominator of which is three hundred sixty-five (365). Subject to the last sentence of Section 13.01, the portion of Employer Contribution assigned to the Region including such Participants shall be specified on the Schedule for the 2001 Plan Year and shall be allocated among the Participants in such Region as provided in Section 13.04, but without regard to the requirement that a Participant have a Year of Participation. Notwithstanding the provisions of Section 13.04, any Participant who would receive an allocation of Employer Contribution under this subsection (rr) but for his transfer of employment prior to December 31, 2001, shall be deemed to be in the Region including the Participants eligible under this subsection (rr) for the 2001 Plan Year.

10. Effective as of January 1, 2001, Section 13.05 of the Plan is amended by adding a new subsection (ss) at the end thereof to provide as follows:

(ss) Each person who, on December 31, 2001, is a "Non-Union Eligible Employee" and a "Participant" who has completed a "Year of Eligiblity Service" and during the 2001 Plan Year a "Year of Participation Service" under the Aliant Communications, Inc. 401(k) Savings and Stock Ownership Plan (the "Aliant Plan"), as those terms are defined in the Aliant Plan as in effect on December 31, 2001, shall receive an allocation of the Employer Contribution for the 2001 Plan Year as provided in this subsection (ss), based on such Participant's Compensation for the 2001 Plan Year. Such Participants shall be eligible only for the allocation of the Employer Contribution provided for in this subsection (ss) and shall not be eligible to receive an allocation of forfeitures pursuant to Section 13.03 or any other allocation under the Plan for the 2001 Plan Year. Subject to the last sentence of Section 13.01, the portion of Employer Contribution assigned to the Region including such Participants shall be specified on the Schedule for the 2001 Plan Year and shall be allocated among the Participants in such Region as provided in Section 13.04.

11. Effective as of February 15, 2001, Article XXII of the Plan is amended by adding a new section 22.05 at the end thereof to provide as follows:

22.05 Extension of Coverage to Certain Alabama Employees

Effective beginning February 15, 2001 and as more specifically hereinafter provided, the proviso to paragraph (a)(1) of Section 1.12 shall not apply to and coverage under the Plan shall be extended to a person who on or after February 15, 2001 is an Employee and who on or before February 15, 2001 was in the bargaining unit described in National Labor Relations Board Case 10-RD-1368 (a "Decertified Employee"): For purposes of Sections 13.01, 13.02, 13.03, 13.04, and 13.06, for the Plan Year ending December 31, 2001, a Decertified Employee who would have been an Eligible Employee at relevant times during the Plan Year ending December 31, 2001 but for paragraph (a)(1) of Section 1.12 shall be treated as an Eligible Employee at such relevant times during the Plan Year ending December 31, 2001.

IN WITNESS WHEREOF, the Company, by its duly authorized officer, has caused this Amendment to be executed on this 28th day of December, 2001.

ALLTEL CORPORATION

By:      /s/ Scott T. Ford

Title: